Disposition - Schedule of Major Classes of Assets and Liabilities Sold (Details) - Allstate Life Insurance Company of New York - Disposal Group, Disposed of by Sale, Not Discontinued Operations - USD ($)
$ in Millions
	Oct. 01, 2021	Dec. 31, 2020
Assets
Investments	$ 6,091	$ 6,314
Cash	27	11
Deferred policy acquisition costs	97	101
Reinsurance recoverables, net	255	223
Separate Accounts	285	287
Other assets	55	72
Total assets	6,810	7,008
Liabilities
Contractholder funds	2,384	2,465
Reserve for life-contingent contract benefits	2,644	2,698
Separate Accounts	285	287
Other liabilities	77	279
Total liabilities	$ 5,390	$ 5,729